SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                November 14, 2003
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                      1-16619                          73-1612389
--------------           ------------------------            -------------------
  (State of              (Commission File Number)               (IRS Employer
Incorporation)                                               Identification No.)


           Kerr-McGee Center
        Oklahoma City, Oklahoma                                        73125
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)


Item 9.   Regulation FD Disclosure
               On November 14, 2003, Kerr-McGee Corporation issued a press release announcing that Luke Corbett, chairman and chief executive officer of Kerr-McGee Corporation will speak at the Banc of America Securities 2003 Energy & Power Conference at 8 a.m. PST on November 18th. Interested parties may listen to the presentation via Kerr-McGee's website at www.kerr-mcgee.com.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Press Release dated November 14, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                           By:     (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: November 14, 2003